UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 OR 15(d) of
                        The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 18, 2005


                              FUEL CORPORATION OF AMERICA
        (Exact name of small business issuer as specified in its charter)

             NEVADA                                        88-0299716
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                      1608 W. 2225 S. Woods Cross, UT 84087
                    (Address of principal executive offices)

                                 (801) 295-3400
                          (Issuer's telephone number)


          (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2005, the Nevada Secretary of State accepted our Amended and Restated Articles of Incorporation.

On April 15, the Company's Board of Directors approved by unanimous written consent action to adopt Amended and Restated Articles of Incorporation for Fuel Corporation of America. A Majority Shareholder holding 80.16% of the Common Stock of the Company also approved of this action. The Company filed an Information Statement on Form 14-C with the Securities and Exchange Commission describing the proposed amendments in greater detail, which the Company mailed to all stockholders on April 25, 2005.

The adoption of the Amended and Restated Articles of Incorporation will provide for a new registered agent in the State of Nevada; eliminate the personal liability of directors to the full extent allowable by Nevada General Corporate Law; allow for the indemnification of any and all persons whom it has the power to indemnify; allow the Company's Board of Directors (the "Board of Directors") to change alter or repeal any provision of the Articles of Incorporation to the full extent permitted under Nevada General Corporate Law; opt out of the "Acquisition of Controlling Interest" provisions contained in NRS 78.378 through 78-3793, inclusive, as permitted under NRS 78-378.1; opt out of the "Combinations with Interested Stockholders" provisions contained in NRS 78.411 through 78.444, inclusive, as permitted under NRS 78.434; provided that no contract or other transaction between this Company and any other corporation, entity, or person shall be affected by the fact that a director or officer of the Company is interested in, or is a director or officer of such other corporation and that any officer or director of the Company shall be relieved from and indemnified against any liability that might otherwise be obtained from such contracts or transactions so long as such officer or director acts in good faith; allow the Board of Directors to change the Company's name without stockholder approval; and allow the Board of Directors to take action to change the Company's capitalization by way of reverse-stock split or forward-stock split so long as such adjustment does not require amendment to the Company's Articles of Incorporation.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FUEL CORPORATION OF AMERICA


Date: May 18, 2005
                                      /s/ Jeff Jenson
                                      -----------------------
                                      Jeff Jenson
                                      President